                                                                     EXHIBIT 4.4
                       ___________________________________

                          Registration Rights Agreement

                           Dated as of March 27, 2002

                                      among

                          Isle of Capri Casinos, Inc.,

         the Subsidiary Guarantors listed on the Signature pages hereof

                                       and

               Dresdner Kleinwort Wasserstein - Grantchester, Inc.

                            CIBC World Markets Corp.

                         Deutsche Banc Alex. Brown Inc.

                                       and

                      Credit Lyonnais Securities (USA) Inc.

                       ___________________________________

                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is made and entered into this 27th day of March, 2002, among Isle of Capri Casinos, Inc., a Delaware corporation (the "Company"), Riverboat Corporation of Mississippi, a Mississippi corporation ("RCM"), Riverboat Corporation of Mississippi-Vicksburg, a Mississippi corporation ("RCM-Vicksburg"), Riverboat Services, Inc., an Iowa corporation ("RSI"), CSNO, L.L.C., a Louisiana limited liability company ("CSNO"), Louisiana Riverboat Gaming Partnership, a Louisiana general partnership ("LRGP"), St. Charles Gaming Company, Inc., a Louisiana corporation ("SCGC"), IOC Holdings, L.L.C., a Louisiana limited liability company ("IOCH"), Grand Palais Riverboat, Inc., a Louisiana corporation ("GPRI"), LRGP Holdings, L.L.C., a Louisiana limited liability company ("LRGP Holdings"), PPI, Inc., a Florida corporation ("PPI"), Isle of Capri Casino Colorado, Inc., a Colorado corporation ("Isle Colorado"), Isle of Capri Casino-Tunica, Inc., a Mississippi corporation ("Isle-Tunica"), IOC-Coahoma, Inc., a Mississippi corporation ("IOC-Coahoma"), IOC-Natchez, Inc., a Mississippi Corporation ("Isle-Natchez"), IOC-Lula, Inc., a Mississippi corporation ("Isle-Lula"), IOC- Boonville, Inc., a Nevada corporation ("Isle-Boonville"), IOC-Kansas City, Inc., a Missouri corporation ("Isle-Kansas City"), Isle of Capri Bettendorf, L.C., an Iowa limited liability company ("Isle-Bettendorf"), Isle of Capri Marquette, Inc., an Iowa corporation ("Isle-Marquette"), IOC-Davenport, Inc., an Iowa corporation ("Isle-Davenport"), LL Holding Corporation ("LLHC") and Gemini, Inc., a Nevada corporation ("Gemini" and together with RCM, RCM-Vicksburg, RSI, CSNO, LRGP, SCGC, IOCH, GPRI, LRGP Holdings, PPI, Isle Colorado, Isle-Tunica, IOC-Coahoma, IOC-Natchez, IOC-Lula, IOC-Boonville, IOC-Kansas City, Isle-Bettendorf, Isle-Marquette, Isle-Davenport and LLHC, the "Subsidiary Guarantors"), Dresdner Kleinwort Wasserstein-Grantchester, Inc. ("Wasserstein"), on its own behalf and as representative of CIBC World Markets Corp. ("CIBC"), Deutsche Banc Alex. Brown Inc.("Deutsche Banc") and Credit Lyonnais Securities (USA) Inc. ("Credit Lyonnais") (collectively, the "Initial Purchasers").

          This Agreement is made pursuant to the Purchase Agreement, dated March 21, 2002 among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $200,000,000 in principal amount of the Company's 9% Senior Subordinated Notes due 2012, Series A (the "Notes"), which are guaranteed by the Subsidiary Guarantors. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.   Definitions.
               -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended from time
           --------
to time.

          "1934 Act" shall mean the Securities Exchange Act of l934, as amended
           --------
from time to time.

          "Broker Prospectus Period" shall mean a period of at least 365 days
           ------------------------
after the consummation of the Exchange Offer during which the Company shall make a prospectus meeting the requirements of the 1933 Act available to all Participating Broker-Dealers for use in connection with any resale of any Exchange Notes acquired in the Exchange Offer.

          "Closing Date" shall mean the Closing Time as defined in the Purchase
           ------------
Agreement.

          "Company" shall have the meaning set forth in the preamble and shall
           -------
also include the Company's successors.

          "Depositary" shall mean The Depository Trust Company, or any other
           ----------
depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

          "Exchange Notes" shall mean the 9% Senior Subordinated Notes due 2012,
           --------------
Series B issued by the Company and guaranteed by the Subsidiary Guarantors under the Indenture containing terms identical to the Notes in all material respects (except for references to certain interest rate provisions, restrictions on transfers and restrictive legends), to be offered to Holders of Notes in exchange for Transfer Restricted Notes pursuant to the Exchange Offer.

          "Exchange Offer" shall mean the exchange offer by the Company and the
           --------------
Subsidiary Guarantors of Exchange Notes for Transfer Restricted Notes pursuant to Section 2.1 hereof.

          "Exchange Offer Registration" shall mean a registration under the 1933
           ---------------------------
Act effected pursuant to Section 2.1 hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

          "Exchange Period" shall have the meaning set forth in Section 2.1
           ---------------
hereof.

          "Holder" shall mean an Initial Purchaser, for so long as it owns any
           ------
Transfer Restricted Notes, and each of its successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted Notes under the Indenture and each Participating Broker-Dealer that holds Exchange Notes for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

          "Indenture" shall mean the Indenture relating to the Notes, dated as
           ---------
of March 27, 2002, between the Company, the Subsidiary Guarantors, and State Street Bank and Trust

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Company, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

          "Initial Purchaser" or "Initial Purchasers" shall have the meaning set
           -----------------      ------------------
forth in the preamble.

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
aggregate principal amount of Outstanding (as defined in the Indenture) Transfer Restricted Notes; provided that whenever the consent or approval of Holders of a
                  --------
specified percentage of Transfer Restricted Notes is required hereunder, Transfer Restricted Notes held by the Company and other obligors on the Notes or any Affiliate (as defined in the Indenture) of the Company or any Subsidiary Guarantor shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

          "Notes" shall have the meaning set forth in the preamble hereof.
           -----

          "Participating Broker-Dealer" shall mean any of Wasserstein, CIBC,
           ---------------------------
Deutsche Banc and Credit Lyonnais and any other broker-dealer which makes a market in the Notes and exchanges Transfer Restricted Notes in the Exchange Offer for Exchange Notes.

          "Person" shall mean an individual, partnership (general or limited),
           ------
corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Private Exchange" shall have the meaning set forth in Section 2.1
           ----------------
hereof.

          "Private Exchange Notes" shall have the meaning set forth in Section
           ----------------------
2.1 hereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble.
           ------------------

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
performance of or compliance by the Company and the Subsidiary Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" that is required to be retained by any holder of Transfer Restricted Notes in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Transfer Restricted Notes and any filings with the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any

Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Transfer Restricted Notes on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and the Subsidiary Guarantors and of the independent public accountants of the Company and the Subsidiary Guarantors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee (including the reasonable fees and disbursements of its counsel), and any escrow agent or custodian, and
(viii) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company and the Subsidiary Guarantors in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Notes by a Holder. Notwithstanding the foregoing, except as specifically provided above, the Company and the Subsidiary Guarantors shall not be responsible for the fees and expenses of the Initial Purchasers in connection with the Exchange Offer, or the fees and expenses of counsel to the Initial Purchasers in connection therewith.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company which covers any of the Exchange Notes or Transfer Restricted Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission or any
           ---
successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
Section 2.2 hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
statement of the Company pursuant to the provisions of Section 2.2 of this Agreement which covers Transfer Restricted Notes or Private Exchange Notes on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Transfer Restricted Notes" shall mean the Notes and, if issued, the
           -------------------------
Private Exchange Notes; provided, however, that Notes and, if issued, the Private Exchange Notes, shall cease to be Transfer Restricted Notes when (i) such Transfer Restricted Note has been exchanged by a person (other than a Participating Broker-Dealer) for an Exchange Note in the Exchange Offer, (ii) following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Transfer Restricted Note for an Exchange Note, the date on which such Exchange
Note is sold to a purchaser who received from such Participating Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) such Transfer Restricted Note has been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement, (iv) such Transfer Restricted Note is eligible for distribution to the public pursuant to Rule l44(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, or (v) such Transfer Restricted Note ceases to be outstanding.

          "Trustee" shall mean the trustee with respect to the Notes under the
           -------
Indenture.

          2.   Registration Under the 1933 Act.

          2.1  Exchange Offer. The Company and the Subsidiary Guarantors shall,
               --------------
for the benefit of the Holders, at the Company's and Subsidiary Guarantors' cost, (A) file the Exchange Offer Registration Statement with the SEC on or prior to the 75/th/ day following the Closing Date, which Exchange Offer Registration Statement shall be on an appropriate form under the 1933 Act and shall relate to a proposed Exchange Offer and the issuance and delivery to the Holders who so elect, in exchange for the Transfer Restricted Notes (other than Private Exchange Notes), of a like principal amount of Exchange Notes, (B) use their best efforts to have the Exchange Offer Registration Statement declared effective by the SEC under the 1933 Act on or prior to the 120/th/ day following the Closing Date, (C) commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective, (D) keep the Exchange Offer open for acceptance for not less than 20 business days after notice thereof is mailed to Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period") and consummate the Exchange Offer no later than 30 business days following the date on which the Exchange Offer Registration Statement is declared effective by the SEC, (E) use their best efforts to issue, promptly after the end of the Exchange Period, Exchange Notes in exchange for all Notes that have been properly tendered for exchange during the Exchange Period and (F) use their best efforts to maintain the effectiveness of the Exchange Offer Registration Statement during the Exchange Period and thereafter until such time as the Company has issued Exchange Notes in exchange for all Transfer Restricted Notes that have been properly tendered for exchange during the Exchange Period. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Transfer Restricted Notes for Exchange Notes (assuming that such Holder makes certain representations and warranties to the Company, including representations that (a) it is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, (b) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (c) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, (d) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Transfer Restricted Notes acquired as a result of market-making or other trading activities, that such broker-dealer will deliver a prospectus in connection with any resale of such Exchange Notes, and (e) it has no arrangements or understandings with any Person to participate in the distribution of the Transfer Restricted Notes or the Exchange Notes) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the 1933 Act and under state securities or blue sky laws.

          In connection with the Exchange Offer, the Company and the Subsidiary Guarantors shall additionally:

          (a) utilize the services of the Depositary for the Exchange Offer;

          (b) permit Holders to withdraw tendered Transfer Restricted Notes at any time prior to 5:00 p.m. (Eastern Standard Time), on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Notes delivered for exchange, and a statement that such Holder is withdrawing such Holder's election to have such Notes exchanged;

          (c) notify each Holder that any Transfer Restricted Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (d) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them and having the status of an unsold allotment in the initial distribution, the Company and the Subsidiary Guarantors upon the request of any Initial Purchaser shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Notes held by such Initial Purchaser, a like principal amount of debt securities of the Company that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Notes (the "Private Exchange Notes") and shall be guaranteed by the Subsidiary Guarantors.

          The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture but that the Private Exchange Notes shall be subject to such transfer restrictions. The Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter. The Private Exchange Notes shall be of the same series as, and the Company shall use all commercially reasonable efforts to have the Private Exchange Notes bear the same CUSIP number as, the Exchange Notes. The Company and the Subsidiary Guarantors shall not have any liability under this Agreement solely as a result of such Private Exchange Notes not bearing the same CUSIP number as the Exchange Notes.

          As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Company and the Subsidiary Guarantors shall:

                (i) accept for exchange all Transfer Restricted Notes duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

               (ii) accept for exchange all Notes properly tendered pursuant to the Private Exchange;

               (iii) deliver to the Trustee for cancellation all Transfer Restricted Notes so accepted for exchange; and

               (iv) cause the Trustee promptly to authenticate and deliver Exchange Notes or Private Exchange Notes, as the case may be, to each Holder of Transfer Restricted Notes so accepted for exchange in a principal amount equal to the principal amount of the Transfer Restricted Notes of such Holder so accepted for exchange.

          Interest on each Exchange Security and Private Exchange Security, including Additional Interest, will accrue from the last date on which interest was paid on the Transfer Restricted Notes surrendered in exchange therefor or, if no interest has been paid on the Transfer Restricted Notes, from the Closing Date. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, but not the obligation, to contact such Holders and otherwise facilitate the tender of Transfer Restricted Notes in the Exchange Offer.

          2.2  Shelf Registration. If,
               ------------------

               (i) the Company or any Subsidiary Guarantor is not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy,

               (ii) for any other reason the Exchange Offer is not consummated within 150 days after the Closing Date,

               (iii) any Holder notifies the Company within 30 days following the date upon which the Exchange Offer Registration Statement is declared effective that

               (1) such Holder is not entitled to participate in the Exchange Offer,

               (2) such Holder may not resell or otherwise transfer the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate for such resales by such Holder, or

               (3) such Holder is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company, or

               (iv) the holders of a majority in aggregate principal amount of the Transfer Restricted Notes are not eligible to participate in the Exchange Offer and to receive Exchange Notes that they may resell to the public without volume restrictions under the 1933 Act and without similar restrictions under applicable blue sky or state securities laws, then in case of each of clauses (i) through (iv) the Company and the Subsidiary Guarantors shall, at their cost:

               (a) use their best efforts to file with the SEC on or prior to the 60/th/ day after such filing obligation arises and thereafter shall use their best efforts to cause to be declared effective no later than 120 days after such filing obligation arises, a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Notes by the Holders from time to time in accordance with the methods of distribution elected by the Holders of a majority in aggregate principal amount of Transfer Restricted Notes participating in the Shelf Registration and set forth in such Shelf Registration Statement; provided, however, that, if the obligation to file the Shelf Registration Statement arises because the Exchange Offer has not been consummated within 150 days after the Closing Date, the Company and Subsidiary Guarantors shall use their best efforts to file the Shelf Registration Statement on or prior to the 181/st/ day following the Closing Date,

               (b) use their best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended (including through a post-effective amendment on Form S-3 if the Company is eligible to use such Form) in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Transfer Restricted Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Transfer Restricted Notes (the "Effectiveness Period"); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall, upon written request to the Company, be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein, and

               (c) notwithstanding any other provisions hereof, use their best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

          The Company and the Subsidiary Guarantors shall not permit any securities other than Transfer Restricted Notes to be included in the Shelf Registration Statement. The Company and the Subsidiary Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Transfer Restricted Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          2.3  Expenses. The Company and the Subsidiary Guarantors shall pay all
               --------
Registration Expenses in connection with the registration pursuant to Section
2.1 or 2.2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Transfer Restricted Notes pursuant to the Shelf Registration Statement.

          2.4  Effectiveness.
               -------------

          (a) The Company and the Subsidiary Guarantors will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if either the Company or any Subsidiary Guarantor voluntarily takes any action that would, or omits to take any action which omission would, result in any such Registration Statement not being declared effective, or in the Holders of Transfer Restricted Notes covered thereby not being able to exchange or offer and sell such Transfer Restricted Notes during that period as and to the extent contemplated hereby, unless such action is required by applicable law, in each case other than under the circumstances described in paragraphs 3(e)(iii), (iv), (v) or (vi) below.

          (b) An Exchange Offer Registration Statement pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Transfer Restricted Notes pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will not be effective during the period of such interference, until the offering of Transfer Restricted Notes pursuant to such Registration Statement may legally resume.

          2.5  Additional Interest. In the event that either,
               -------------------

          (a) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 75th calendar day following the Closing Date, or a Shelf Registration Statement is not filed with the SEC prior to the dates specified for such filing in Section 2.2 hereof;

          (b) the Exchange Offer Registration Statement has not been declared effective by the SEC under the 1933 Act on or prior to the 120th calendar day following the Closing Date, or a Shelf Registration Statement is not declared effective by the SEC under the 1933 Act on or prior to the 120/th/ day after such filing obligation arises,

          (c) the Exchange Offer is not consummated within 150 days following the Closing Date,

          (d) a Shelf Registration Statement is declared effective but thereafter, during the period for which the Company and the Subsidiary Guarantors are required to maintain the effectiveness of such Shelf Registration Statement, it ceases to be effective or usable in connection with the resale of the Notes covered by such Shelf Registration Statement, or

          (e) the Exchange Offer Registration Statement is declared effective, but thereafter, during the Broker Prospectus Period, it ceases to be effective (or the Company or any Subsidiary Guarantor restricts the use of the prospectus included therein) (each such event referred to in these clauses (a) through (e) above, a "Registration Default"), then, the interest rate borne by the Transfer Restricted Notes shall be increased by one-quarter of one percent (0.25%) per annum with respect to the first 90-day period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such Registration Default, which rate will increase by an additional one quarter of one percent (0.25%) per annum at the beginning of each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, provided that the maximum aggregate increase in the interest rate on the Transfer Restricted Notes will in no event exceed one percent (1.00%) per annum (the "Additional Interest"). Following the cure of all Registration Defaults the accrual of Additional Interest will cease and the interest rate on the Transfer Restricted Notes will revert to the original rate. Notwithstanding the foregoing, any Registration Default specified in clause (a), (b) or (c) of this Section that relates to the Exchange Offer Registration Statement or the Exchange Offer shall be deemed cured at such time as the Shelf Registration Statement is declared effective by the SEC, or earlier upon the cure of the Registration Default described therein.

          If the Shelf Registration Statement is unusable by the Holders whose Transfer Restricted Notes are covered thereby for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 30 days in the aggregate, then the interest rate borne by such Holders' Notes will be increased by one-quarter of one percent (0.25%) per annum for the first 90-day period (or portion thereof) beginning on the 31st day in any consecutive twelve-month period that such Shelf Registration Statement ceases to be usable, which rate shall be increased by an additional one-quarter of one percent (0.25%) per annum at the beginning of each subsequent 90-day period (or portion thereof) in any consecutive twelve-month period during which the Shelf Registration Statement is unusable, provided that the maximum aggregate increase in the interest rate on such Holder's Notes will in no event exceed one percent (1.00%) per annum. Any amounts payable under this paragraph shall also be deemed "Additional Interest" for purposes of this Agreement. Upon any such Shelf Registration Statement once again becoming usable, the interest rate borne by the Notes will be reduced to the original interest rate if no other Registration Default shall be continuing at such time. Additional Interest shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is unusable.

          The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any Additional Interest due shall be payable on each interest payment date to the Holder of Notes with respect to which Additional Interest is due and owing. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

          3. Registration Procedures.

          In connection with the obligations of the Company and the Subsidiary Guarantors with respect to Registration Statements pursuant to Sections 2.1 and
2.2 hereof, the Company and the Subsidiary Guarantors shall:

          (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Notes by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof (including sales by any Participating Broker-Dealer);

          (c) in the case of a Shelf Registration, (i) notify each Holder of Transfer Restricted Notes to be covered thereby, at least five business days prior to filing, that a Shelf Registration Statement with respect to such Transfer Restricted Notes is being filed and advising such Holders that the distribution of such Transfer Restricted Notes will be made in accordance with the method selected by a majority in aggregate principal amount of the Holders of Transfer Restricted Notes participating in the Shelf Registration; (ii) furnish to each Holder of Transfer Restricted Notes to be covered thereby and to each underwriter of an underwritten offering of Transfer Restricted Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Transfer Restricted Notes; and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of

     Transfer Restricted Notes in connection with the offering and sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto;

          (d) use their best efforts to register or qualify the Transfer Restricted Notes under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Transfer Restricted Notes covered by a Registration Statement and each underwriter of an underwritten offering of Transfer Restricted Notes shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Transfer Restricted Notes owned by such Holder; provided, however, that the Company and the Subsidiary Guarantors shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 3(d), or
     (ii) take any action which would subject them to general service of process or taxation in any such jurisdiction where they are not then so subject;

          (e) notify promptly each Holder of Transfer Restricted Notes under a Shelf Registration or any Participating Broker-Dealer who has notified the Company that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements to a Registration Statement have become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Notes covered thereby, the representations and warranties of the Company and the Subsidiary Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Notes or the Exchange Notes, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

          (f) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution" which section shall be in customary form, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Transfer Restricted Notes acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Notes for Transfer Restricted Notes pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in
     Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, and
     (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

          "If the exchange offeree is a broker-dealer holding Transfer Restricted Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Notes received in respect of such Transfer Restricted Notes pursuant to the Exchange Offer;" and

          (y) a statement to the effect that by a broker-dealer's making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Transfer Restricted Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act;

          (g) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (h) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Notes, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

          (i) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Notes to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold and not bearing any restrictive legends;

     and enable such Transfer Restricted Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Transfer Restricted Notes;

          (j) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, as promptly as practicable after the occurrence of such an event, use their best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Notes or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company and the Subsidiary Guarantors agree promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

          (k) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers on behalf of such Holders; and make representatives of the Company and the Subsidiary Guarantors as shall be reasonably requested by the Holders of Transfer Restricted Notes, or the Initial Purchasers on behalf of such Holders, available for discussion of such document;

          (l) obtain a CUSIP number for all Exchange Notes, Private Exchange Notes or Transfer Restricted Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Notes, Private Exchange Notes or the Transfer Restricted Notes, as the case may be, in a form eligible for deposit with the Depositary;

          (m) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Notes or Transfer Restricted Notes, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Transfer Restricted Notes and if so requested by the holders of such Transfer Restricted Notes and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

     (i) make such representations and warranties to the Holders of such Transfer Restricted Notes and the underwriters, if any, as the Company and the Subsidiary Guarantors are able to make, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

     (ii) in connection with an underwritten registration, obtain opinions of counsel to the Company and the Subsidiary Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Transfer Restricted Notes being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

     (iii) in connection with an underwritten registration, obtain "cold comfort" letters and updates thereof from the Company's and the Subsidiary Guarantor's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Transfer Restricted Notes (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

     (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Transfer Restricted Notes, which agreement shall be in form, substance and scope customary for similar offerings;

     (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

     (vi) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Transfer Restricted Notes being sold and the managing underwriters, if any.

The above shall be done at (i) the effectiveness of such Shelf Registration Statement (and each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder;

          (o) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make available for inspection by representatives of the Holders of the Transfer Restricted Notes, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing, all non-confidential financial and other records, pertinent corporate documents and properties of the Company or any Subsidiary Guarantor reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company and the Subsidiary Guarantors to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Company and the Subsidiary Guarantors available for discussion of such documents as shall be reasonably requested by such persons;

                (i) If so requested by the Initial Purchasers, in the case of an Exchange Offer Registration Statement, a reasonable time prior to filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers and to counsel to the Holders of Transfer Restricted Notes; and

                (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such documents to the Initial Purchasers, if so requested, to the Holders of Transfer Restricted Notes to be covered thereby, to counsel for such Holders designated by them and to the underwriter or underwriters of an underwritten offering of such Transfer Restricted Notes, if any, make such changes in any such document prior to the filing thereof relating to such Holders or such Transfer Restricted Notes as the counsel to the Holders or the underwriter or underwriters reasonably request and not file any such document in a form to which the holders of a majority in aggregate principal amount of Transfer Restricted Notes covered by such Shelf Registration Statement, counsel for such Holders of the Transfer Restricted Notes covered by such Shelf Registration Statement, or any underwriter shall not have previously been advised and furnished a copy of or to which the Majority Holders of Transfer Restricted Notes covered by such Shelf Registration Statement, counsel to such Holders or Transfer Restricted Notes or any underwriter shall reasonably object, and make the representatives of the Company and the Subsidiary Guarantors available for discussion of such document as shall be reasonably requested by such Holders of Transfer Restricted Notes, the counsel for such Holders of Transfer Restricted Notes or any underwriter;

          (p) in the case of a Shelf Registration, use their best efforts to cause all Transfer Restricted Notes to be listed on any securities exchange on which similar debt securities issued by the Company and the Subsidiary Guarantors are then listed if requested by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities covered by such Shelf Registration Statement, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted Notes, if any;

          (q) in the case of a Shelf Registration, use their best efforts to cause the Transfer Restricted Notes to be rated by the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes covered by such Shelf Registration Statement, or if requested by the underwriter or underwriters of an underwritten offering of Transfer Restricted Notes, if any;

          (r) otherwise comply with all applicable rules and regulations of the SEC and make available to their security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

          (s) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

          In the case of a Shelf Registration Statement, the Company and the Subsidiary Guarantors may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Transfer Restricted Notes to furnish to the Company and Subsidiary Guarantors such information regarding the Holder and the proposed distribution by such Holder of such Transfer Restricted Notes as the Company and Subsidiary Guarantors may from time to time reasonably request in writing.

          In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company or any Subsidiary Guarantor of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Company and Subsidiary Guarantors, such Holder will deliver to the Company and Subsidiary Guarantors (at its expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Notes current at the time of receipt of such notice.

          If any of the Transfer Restricted Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Transfer Restricted Notes to be included in such offering and shall be acceptable to the

Company and Subsidiary Guarantors. No Holder of Transfer Restricted Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          4     Indemnification; Contribution.

          (a) The Company and the Subsidiary Guarantors agree to indemnify and hold harmless the Initial Purchasers and each of their affiliates and any other Person under common control with the Initial Purchasers, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Notes or Transfer Restricted Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company and the Subsidiary Guarantors; and

                (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); and provided, further, that the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Notes concerned, to the extent that a prospectus relating to such Notes was required to be delivered by such Holder or Participating Broker-Dealer under the 1933 Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the sale of such Notes to such person, a copy of such prospectus if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer.

          (b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company, the Subsidiary Guarantors, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, any Subsidiary Guarantor, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company and the Subsidiary Guarantors by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Notes pursuant to such Shelf Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
      (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Holders and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative fault of the Company and the Subsidiary Guarantors on the one hand and the Holders and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantors, the Holders or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Subsidiary Guarantors, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Company or any Subsidiary Guarantor, and each Person, if any, who controls the Company or any Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or

Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Subsidiary Guarantors. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Notes set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

          5.   Miscellaneous.
               -------------

          5.1  Rule 144 and Rule 144A. For so long as the Company and the
               ----------------------
Subsidiary Guarantors are subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company and the Subsidiary Guarantors covenant that they will file the reports required to be filed by them under the 1933 Act and
Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company and the Subsidiary Guarantors cease to be so required to file such reports, the Company and Subsidiary Guarantors covenant that they will upon the request of any Holder of Transfer Restricted Notes (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and take such further action as any Holder of Transfer Restricted Notes may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Transfer Restricted Notes without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Transfer Restricted Notes, the Company and the Subsidiary Guarantors will deliver to such Holder a written statement as to whether they have complied with such requirements.

          5.2  No Inconsistent Agreements. The Company and the Subsidiary
               --------------------------
Guarantors have not entered into, and the Company and the Subsidiary Guarantors will not after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company's or Subsidiary Guarantors' other issued and outstanding securities under any such agreements.

          5.3  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Subsidiary Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Notes affected by such amendment, modification, supplement, waiver or departure.

          5.4  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 5.4, which address initially, and until so changed, is the address set forth in the Purchase Agreement with respect to the Initial Purchasers; and (b) if to the Company and the Subsidiary Guarantors, initially at the Company's address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this
Section 5.4.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

          5.5  Successor and Assigns. This Agreement shall inure to the benefit
               ---------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Notes, in any manner, whether by operation of law or otherwise, such Transfer Restricted Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Notes such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

          5.6  Third Party Beneficiaries. The Initial Purchasers (even if the
               -------------------------
Initial Purchasers are not Holders of Transfer Restricted Notes) shall be third party beneficiaries to the agreements made hereunder between the Company and the Subsidiary Guarantors, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Transfer Restricted Notes shall be a third party beneficiary to the agreements made hereunder between the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

          5.7  Specific Enforcement. Without limiting the remedies available to
               --------------------
the Initial Purchasers and the Holders, the Company and the Subsidiary Guarantors acknowledge that any failure by the Company or the Subsidiary Guarantors to comply with their obligations under Sections 2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and Subsidiary Guarantors' obligations under Sections 2.1 through 2.4 hereof.

          5.8  Restriction on Resales. Until the expiration of two years after
               ----------------------
the original issuance of the Notes and the Guarantees, the Company and the Subsidiary Guarantors will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Notes and Guarantees which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Notes and Subsidiary Guarantees submit such Notes and Subsidiary Guarantees to the Trustee for cancellation.

          5.9  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5.10 Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          5.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

          5.12 Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           Very truly yours,

                           ISLE OF CAPRI CASINOS, INC.

                           By:    /s/ Allan B. Solomon
                                  ----------------------------------------------
                                  Name:  Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                           RIVERBOAT CORPORATION OF MISSISSIPPI

                           By:    /s/ Allan B. Solomon
                                  ----------------------------------------------
                                  Name:  Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                           RIVERBOAT CORPORATION OF MISSISSIPPI-VICKSBURG

                           By:    /s/ Allan B. Solomon
                                  ----------------------------------------------
                                  Name:  Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                           RIVERBOAT SERVICES, INC.

                           By:    /s/ Allan B. Solomon
                                  ----------------------------------------------
                                  Name:  Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                           CSNO, L.L.C.

                           By:    /s/ Allan B. Solomon
                                  ----------------------------------------------
                                  Name:  Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                             LOUISIANA RIVERBOAT GAMING
                             PARTNERSHIP

                             By: /s/ Allan B. Solomon
                                 ---------------------------------------------
                                 Name: Allan B. Solomon
                                 Title: Executive Vice President and Secretary

                             ST. CHARLES GAMING COMPANY, INC.

                             By: /s/ Allan B. Solomon
                                 ----------------------------------------------
                                 Name: Allan B. Solomon
                                 Title: Executive Vice President and Secretary

                             IOC HOLDINGS, L.L.C.

                             By: /s/ Allan B. Solomon
                                 ----------------------------------------------
                                 Name:  Allan B. Solomon
                                 Title: Executive Vice President and Secretary

                             GRAND PALAIS RIVERBOAT, INC.

                             By: /s/ Allan B. Solomon
                                 ----------------------------------------------
                                 Name: Allan B. Solomon
                                 Title: Executive Vice President and Secretary

                             LRGP HOLDINGS, L.L.C.

                             By: /s/ Allan B. Solomon
                                 ----------------------------------------------
                                 Name: Allan B. Solomon
                                 Title: Executive Vice President and Secretary

                             PPI, INC.

                             By: /s/ Allan B. Solomon
                                 ----------------------------------------------
                                 Name: Allan B. Solomon
                                 Title: Executive Vice President and Secretary

                              ISLE OF CAPRI CASINO COLORADO, INC.

                              By: /s/ Allan B. Solomon
                                  ----------------------------------------------
                                  Name: Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                              ISLE OF CAPRI CASINO-TUNICA, INC.

                              By: /s/ Allan B. Solomon
                                  ---------------------------------------------
                                  Name: Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                              IOC-COAHOMA, INC.

                              By: /s/ Allan B. Solomon
                                  ---------------------------------------------
                                  Name: Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                              IOC-NATCHEZ, INC.

                              By: /s/ Allan B. Solomon
                                  ---------------------------------------------
                                  Name: Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                              IOC-LULA, INC.

                              By: /s/ Allan B. Solomon
                                  ---------------------------------------------
                                  Name: Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                              IOC BOONVILLE, INC.

                              By: /s/ Allan B. Solomon
                                  ---------------------------------------------
                                  Name: Allan B. Solomon
                                  Title: Executive Vice President and Secretary

                            IOC-KANSAS CITY, INC.

                            By: /s/ Allan B. Solomon
                                ------------------------------------------------
                                Name: Allan B. Solomon
                                Title: Executive Vice President and Secretary

                            ISLE OF CAPRI BETTENDORF, L.C.

                            By: /s/ Allan B. Solomon
                                -----------------------------------------------
                                Name: Allan B. Solomon
                                Title: Executive Vice President and Secretary

                            ISLE OF CAPRI MARQUETTE, INC.

                            By: /s/ Allan B. Solomon
                                -----------------------------------------------
                                Name: Allan B. Solomon
                                Title: Executive Vice President and Secretary

                            IOC-DAVENPORT, INC.

                            By: /s/ Allan B. Solomon
                                -----------------------------------------------
                                Name: Allan B. Solomon
                                Title: Executive Vice President and Secretary

                            GEMINI, INC.

                            By: /s/ Allan B. Solomon
                                -----------------------------------------------
                                Name: Allan B. Solomon
                                Title: Executive Vice President and Secretary

                            LL HOLDING CORPORATION

                            By: /s/ Allan B. Solomon
                                -----------------------------------------------
                                Name: Allan B. Solomon
                                Title: Executive Vice President and Secretary

CONFIRMED AND ACCEPTED,
    as of the date first above written:

DRESDNER KLEINWORT WASSERSTEIN - GRANTCHESTER, INC.
CIBC WORLD MARKETS CORP.
DEUTSCHE BANC ALEX.BROWN INC.
CREDIT LYONNAIS SECURITIES (USA) INC.

BY: DRESDNER KLEINWORT WASSERSTEIN - GRANTCHESTER, INC.



By: /s/ James C. Kingsbery
    ----------------------------------
    Name: James C. Kingsbery
    Title: Chief Operating Officer